SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): May 29, 2003

CHICO’S FAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 Press Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

99.1	Chico’s FAS, Inc. Press Release dated May 29, 2003

ITEM 9. REGULATION FD DISCLOSURE

     On May 29, 2003, Chico’s FAS, Inc. issued a press release announcing its first quarter earnings. A copy of the press release is furnished as an Exhibit to this Report on Form 8-K (Exhibit 99.1). The information contained in this Report on Form 8-K is furnished pursuant to Item 12 (Results of Operations and Financial Condition).

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: May 29, 2003	By:	/s/ Charles J. Kleman

Charles J. Kleman, Executive Vice President — Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Chico’s FAS, Inc. dated May 29, 2003